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CMA ARIZONA
MUNICIPAL MONEY FUND

Semi-Annual Report


September 30, 1998

[LOGO] Merrill Lynch

To Our Shareholders:

For the six-month period ended September 30, 1998, CMA Arizona Municipal Money Fund paid shareholders a net annualized yield of 2.94%.* As of September 30, 1998, the Fund's 7-day yield was 3.13%.

Economic Environment

During the six-month period ended September 30, 1998, the Arizona economy continued to grow at a strong pace. Throughout this period, the rate of growth actually accelerated, a highly unusual event for this point in the economic cycle. This reacceleration kept demand strong for everything from housing to automobiles. In fact, for the 12-month period ended June 30, 1998, retail sales totaled $27.7 billion, an increase of 7.7% from the same 12-month period a year ago. However, during the first quarter of 1998, Arizona exports decreased by 16% compared to the first quarter of 1997, but were still up 12% above 1996 levels. State officials credit the combination of a strong national economy, low interest rates and rapid population inflows as major contributors to the continued good fortune of Arizona's economy. For example, Phoenix is now the sixth-largest US city, with a population of 1.2 million. The state's payroll through the month of July increased by 4.7% compared to the same period in 1997. Consequently, according to the Arizona Department of Economic Security, an estimated 74,000 payroll jobs will be created throughout Arizona during 1998 and an additional 61,000 jobs in 1999. This is indicative as to why Arizona has ranked second nationally in terms of job growth for the past five years, an aggregate increase of 33% over the period.

Despite ongoing strength exhibited during the first half of the year, there are some potential troubles on the horizon. As the Asian crisis continues to disrupt world financial markets, many experts predict that things will get worse before they get better. In 1998, gross domestic product is expected to decrease by 2.7% in Japan, by 6.7% in South Korea and by 20.0% in Indonesia. This does not bode well for the greater Phoenix area, since 28% of the region's manufacturing base is devoted to computers and electronic components. As demand for these products from Asia slows, employment in these areas is likely to decline. Finally, after a four-year struggle, Arizona legislators approved a plan to overhaul the system of funding classroom construction. Under the new plan, known as Students First, the state will spend nearly $400 million per year to build and maintain its public schools, replacing the less equitable property-tax method.

Investment Strategy

During the first half of the period, we maintained a relatively neutral average portfolio maturity for the Fund. Despite fundamentals for the US economy remaining positive, we believed the ongoing crisis in Asia would keep monetary policy on hold for the near term. Because of continued flatness in the short-term tax-exempt yield curve, we accomplished this neutral stance by predominantly purchasing tax-exempt commercial paper maturing within two months-four months while awaiting the expected issuance of cash-flow notes that traditionally enter the market during the summer months. The issuance of these fixed-rate notes ordinarily drives up the yield on securities of this kind, providing the

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Fund with a more attractive opportunity to extend maturity. However, given both the low inflation expectations in our market and the decrease in issuance caused by thriving state economies, yield spreads between fixed-rate and variable-rate products remained relatively narrow. Nevertheless, we took part in the purchase of these fixed-rate notes because of our need to replace the Fund's maturing cash flow notes from the previous year, combined with our belief that these issues could be some of the more attractive yields we will see on fixed-rate products over the next six months. For the six-month period ended September 30, 1998, the state of Arizona's issuance totaled $68.5 million, an increase from the $62.1 million issued during the previous six-month period.

As the September period came to an end, it became evident that the problems that originated in Pacific Rim countries will significantly affect the world's financial markets and economies. As a result, US Treasury yields dropped, while the rate on the 30-year US Treasury bond closed just below 5% on September 30, 1998. Consequently, we continued to increase the Fund's percentage of fixed-rate securities in order to lock in more attractive yields than were expected over the next six months. The Fund, which began the period with a weighted average maturity in the 35-day range, concluded the period in the 65-day range. On September 28, 1998, the Federal Reserve Board eased monetary policy by lowering the Federal Funds rate 25 basis points (0.25%), and did so again in October with another 25 basis point cut, which investors viewed positively. Finally, diversification and credit quality remain paramount to the Fund, and we will continue to monitor the ever-changing marketplace.

In Conclusion

We thank you for your support of CMA Arizona Municipal Money Fund, and we look forward to serving your investment needs in the future.


Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Darrin J. SanFillippo

Darrin J. SanFillippo
Vice President and Portfolio Manager

November 10, 1998

CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998                  (IN THOUSANDS)

                Face                                                                                             Value
State          Amount                           Issue                                                          (Note 1a)
------------------------------------------------------------------------------------------------------------------------
Arizona-                Arizona Educational Loan Marketing Corp., Educational Loan Revenue
97.3%                   Bonds, VRDN, AMT, Series A (a):
              $ 5,400          4.10% due 3/01/2015 (c) ......................................................   $  5,400
                3,200          3.95% due 12/01/2020 .........................................................      3,200
                2,400   Arizona Health Facilities Authority, Hospital Systems Revenue Bonds
                        (Northern Arizona Healthcare), VRDN, AMT, Series B, 4% due 10/01/2026 (a)(c) ........      2,400
                  290   Arizona Health Facilities Authority Revenue Bonds (ArizonaVoluntary
                        Hospital Federation), VRDN, Series B, 4% due 10/01/2015 (a)(d) ......................        290
               16,000   Arizona School District, TAN, COP, Series A, 4.10% due 7/30/1999 ....................     16,068
                        Arizona State Transportation Board, Excise Tax Revenue Bonds (Maricopa
                        County Regional Area):
                1,500          6.90% due 7/01/1999 (c) ......................................................      1,538
                2,260          Refunding, Series B, 5.50% due 7/01/1999 (b) .................................      2,291
                6,000   Cochise County, Arizona, Pollution Control Corp., Solid Waste Disposal
                        Revenue Bonds (Arizona Electric Power Cooperative, Inc. Project), AMT, 3.55%
                        due 3/01/1999 .......................................................................      6,000
                        Coconino County, Arizona, Pollution Control Corp., Arizona Public Service
                        Revenue Bonds, VRDN, AMT, Series A (a):
                6,710          4.15% due 12/01/2031 .........................................................      6,710
               19,800          (Navajo Project), 4.15% due 10/01/2029 .......................................     19,800
                  500   Maricopa County, Arizona, IDA, Hospital Facilities Revenue Bonds (Samaritan
                        Health Service Hospital), VRDN, Series B-2, 4.10% due 12/01/2008 (a)(c) .............        500
                        Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds, VRDN, AMT (a):
                6,200          (Privado Park Apartments Project), Series A, 4.10% due 12/15/2033 ............      6,200
                5,200          (Vista Ventana Apartments Project), Series D, 4.10% due 12/15/2033 ...........      5,200
                        Maricopa County, Arizona, Pollution Control Corp., PCR, CP Southern
                        California Edison--Palo Verde Project), Series E:
                3,700          3.55% due 12/09/1998 .........................................................      3,700
                1,200          3.55% due 12/11/1998 .........................................................      1,200
                  100   Maricopa County, Arizona, Pollution Control Corp., PCR, Refunding (Arizona
                        Public Service Co.), VRDN, Series B, 4.10% due 5/01/2029 (a) ........................        100
                2,025   Maricopa County, Arizona, School District No. 06 (Washington Elementary
                        Projects of 1996), Series B, 6% due 7/01/1999 (d) ...................................      2,060
                        Maricopa County, Arizona, Unified School District, UT:
                 1,085         No. 48 (Scottsdale), 6.50% due 7/01/1999 .....................................      1,108
                 4,815         No. 210(Phoenix Project of 1995), Series C, 4.50% due 7/01/1999 ..............      4,840
                        Mesa, Arizona, Municipal Development Corp., Special Tax, CP:
                 2,500         3.60% due 10/21/1998 .........................................................      2,500
                 2,000         Series B, 3.55% due 11/09/1998 ...............................................      2,000

Portfolio Abbreviations for CMA Arizona Municipal Money Fund

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
CP     Commercial Paper
GO     General Obligation Bonds
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
TAN     Tax Anticipation Notes
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998 (CONCLUDED)      (IN THOUSANDS)

                Face                                                                                             Value
State          Amount                           Issue                                                          (Note 1a)
------------------------------------------------------------------------------------------------------------------------
Arizona                 Mohave County, Arizona, IDA, IDR (Citizens Utilities), AMT:
(concluded)    $ 5,000         CP, 3.60% due 11/02/1998 .....................................................   $  5,000
                 7,500         CP, 3.60% due 11/17/1998 .....................................................      7,500
                 2,090         VRDN, 4.05% due 5/01/2032 (a) ................................................      2,090
                 2,000  Navajo County, Arizona, IDA, IDR (Citizens Utilities Co. Project), VRDN, AMT,
                        4.05% due 5/01/2032 (a) .............................................................      2,000
                 7,000  Phoenix, Arizona, Civic Improvement Corporation, Wastewater System Lease
                        Revenue Bonds, VRDN, 4.15% due 7/01/2023 (a) ........................................      7,000
                        Phoenix, Arizona, IDA, IDR, VRDN, AMT (a):
                 4,225         (Laich Industries Corp. Project), 4.15% due 9/01/2016 ........................      4,225
                 2,500         Refunding (V.A.W. of America, Inc.), 4.15% due 2/01/2012 .....................      2,500
                        Phoenix, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (a):
                 3,000         (Heather Ridge Apartments Project), AMT, Series A, 4.10% due 12/15/2037 ......      3,000
                 8,420         (Mariners Pointe Apartments Project), AMT, Series A, 4.10% due 10/01/2023 ....      8,420
                 1,000         Refunding (Bell Square Apartments Project), 4% due 6/21/2025 .................      1,000
                 4,000         Refunding (Paradise Lakes Apartments Project), 4% due 7/01/2025 ..............      4,000
                 1,000  Phoenix, Arizona, Refunding, GO, UT, Series A, 6% due 7/01/1999                            1,017
                 4,300  Phoenix, Arizona, VRDN, UT, Series 95-2, 4.10% due 6/01/2020 (a)                           4,300
                        Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds, VRDN (a):
                 1,000         (Brush Wellman Inc. Project), 4.10% due 12/15/2033 ...........................      1,000
                 1,650         (Tucson Retirement Center), 3.90% due 1/01/2009 ..............................      1,650
                        Pima County, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (a):
                 1,000         (Quail Ridge Apartments), AMT, Series B, 4.05% due 9/01/2009 .................      1,000
                 6,790         Refunding (Eastside Place Apartments), 4.05% due 5/01/2027 ...................      6,790
                 5,000         Refunding (La Cholla Apartments Project), 4.05% due 12/01/2025 ...............      5,000
                 5,000  Santa Cruz County, Arizona, IDA, IDR (Citizens), CP, 3.60% due 11/12/1998 ...........      5,000
                 1,015  Scottsdale, Arizona, Preservation Authority, Excise Tax Revenue Bonds,
                        5% due 7/01/1999 (d) ................................................................      1,025
                        Yavapai County, Arizona, IDA, IDR (Citizens Utilities), CP, AMT:
                 3,400         3.50% due 10/23/1998 .........................................................      3,400
                 4,500         3.65% due 11/02/1998 .........................................................      4,500
                 1,600  Yavapai County, Arizona, IDA, IDR, Refunding (Kachina Pointe Project), VRDN,
                        3.90% due 10/15/1998 (a)(e) .........................................................      1,600
                 3,625  Yuma, Arizona, IDA, M/F Housing Revenue Bonds (El Encanto Apartments),
                        VRDN, Series A, 3.90% due 11/01/2008 (a) ............................................      3,625
                 2,000  Yuma County, Arizona, IDA, IDR (Meadowcraft Inc. Project), VRDN, 4.15%
                        due 11/01/2012 (a) ..................................................................      2,000
------------------------------------------------------------------------------------------------------------------------
Puerto Rico--    1,215  Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
0.6%                    Revenue Bonds, VRDN, Series X, 3.625% due 7/01/1999 (a) .............................      1,215
------------------------------------------------------------------------------------------------------------------------
                        Total Investments (Cost--$182,962*)--97.9% ..........................................    182,962
                        Other Assets Less Liabilities--2.1% .................................................      3,835
                                                                                                                --------
                        Net Assets-100.0% ...................................................................   $186,797
                                                                                                                ========
------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the interest rate in effect at September 30, 1998.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FGIC Insured.
(e)   Prerefunded.
*     Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1998

Assets:
Investments, at value (identified cost-$182,962,259) (Note 1a) ......................                    $182,962,259
Cash ................................................................................                          86,703
Receivables:
 Securities sold ....................................................................   $   2,127,420
 Interest ...........................................................................       1,058,408       3,185,828
                                                                                        -------------
Prepaid registration fees and other assets (Note 1d) ................................                         723,663
                                                                                                        -------------
Total assets ........................................................................                     186,958,453
                                                                                                        -------------
Liabilities:
Payables:
 Investment adviser (Note 2) ........................................................          78,860
 Distributor (Note 2) ...............................................................          47,438         126,298
                                                                                        -------------
Accrued expenses and other liabilities ..............................................                          35,507
                                                                                                        -------------
Total liabilities ...................................................................                         161,805
                                                                                                        -------------
Net Assets ..........................................................................                   $ 186,796,648
                                                                                                        =============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares authorized                   $  18,684,369
Paid-in capital in excess of par ....................................................                     168,159,255
Accumulated realized capital losses--net (Note 4) ...................................                         (46,976)
                                                                                                        -------------
Net Assets--Equivalent to $1.00 per share based on 186,843,690 shares of beneficial
interest outstanding ................................................................                   $ 186,796,648
                                                                                                        =============

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998

Investment Income (Note 1c):
Interest and amortization of premium earned.............                   $ 3,739,160

Expenses:
Investment advisory fees (Note 2).......................    $   513,978
Distribution fees (Note 2)..............................        125,810
Professional fees.......................................         26,136
Registration fees (Note 1d).............................         21,339
Accounting services (Note 2)............................         16,311
Transfer agent fees (Note 2)............................         10,749
Custodian fees..........................................          9,848
Printing and shareholder reports........................          6,121
Pricing fees............................................          2,092
Trustees' fees and expenses.............................            690
Other...................................................          1,210
                                                            -----------
Total expenses..........................................                       734,284
                                                                           -----------
Investment income--net...................................                    3,004,876
Realized Loss on Investments--Net (Note 1c)..............                       (5,514)
                                                                           -----------
Net Increase in Net Assets Resulting from Operations....                   $ 2,999,362
                                                                           ===========

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the          For the
                                                                                         Six Months           Year
                                                                                           Ended             Ended
                                                                                        September 30,       March 31,
Increase (Decrease) in Net Assets:                                                          1998            1998
---------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net  ...........................................................   $   3,004,876    $   5,310,413
Realized loss on investments--net .................................................          (5,514)          (5,210)
                                                                                      -------------    -------------
Net increase in net assets resulting from operations ..............................       2,999,362        5,305,203
                                                                                      -------------    -------------
Dividends to Shareholders (Note 1e):
Investment income--net ............................................................      (3,004,876)      (5,310,413)
                                                                                      -------------    -------------
Net decrease in net assets resulting from dividends to shareholders ...............      (3,004,876)      (5,310,413)
                                                                                      -------------    -------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares ..................................................     360,558,135      823,452,683
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e) .........................................................................       3,004,835        5,310,334
                                                                                      -------------    -------------
                                                                                        363,562,970      828,763,017
Cost of shares redeemed ...........................................................    (390,037,497)    (785,032,055)
                                                                                      -------------    -------------
Net increase (decrease) in net assets derived from beneficial interest transactions     (26,474,527)      43,730,962
                                                                                      -------------    -------------
Net Assets:
Total increase (decrease) in net assets ...........................................     (26,480,041)      43,725,752
Beginning of period ...............................................................     213,276,689      169,550,937
                                                                                      -------------    -------------
End of period .....................................................................   $ 186,796,648    $ 213,276,689
                                                                                      =============    =============

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

                                                              For the
The following per share data and ratios have been derived    Six Months
from information provided in the financial statements.          Ended                  For the Year Ended March 31,
                                                            September 30,    -----------------------------------------------
Increase (Decrease) in Net Asset Value:                          1998          1998         1997         1996         1995
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .................         $   1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                                               --------      --------     --------     --------     --------
Investment income--net ...............................              .01           .03          .03          .03          .03
                                                               --------      --------     --------     --------     --------
Total from investment operations .....................              .01           .03          .03          .03          .03
                                                               --------      --------     --------     --------     --------
Less dividends from investment income--net............             (.01)         (.03)        (.03)        (.03)        (.03)
                                                               --------      --------     --------     --------     --------
Net asset value, end of period .......................         $   1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                                               ========      ========     ========     ========     ========
Total Investment Return ..............................             2.94%*        3.05%        2.86%        3.35%        2.83%
Ratios to Average Net Assets:                                  ========      ========     ========     ========     ========
Expenses, net of reimbursement .......................              .71%*         .74%         .76%         .58%         .54%
                                                               ========      ========     ========     ========     ========
Expenses .............................................              .71%*         .74%         .76%         .77%         .85%
                                                               ========      ========     ========     ========     ========
Investment income--net ...............................             2.92%*        2.99%        2.80%        3.27%        2.84%
                                                               ========      ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in thousands) .............         $186,797      $213,277     $169,551     $137,520     $103,717
                                                               ========      ========     ========     ========     ========

* Annualized.
  See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Arizona Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund

CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 1998, the Fund had a net capital loss carryforward of approximately $41,000, of which $6,000 expires in 2004, $30,000 expires in 2005 and $5,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

CMA Arizona Municipal Money Fund
Officers and Trustees

Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
  262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.

CMA Arizona
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                             #16714-9/98

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